UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		February 14, 2018
NIKE, Inc.
(Exact name of registrant as specified in charter)

OREGON	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE BOWERMAN DRIVE BEAVERTON, OR		97005-6453
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(503) 671-6453

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 14, 2018, the Board of Directors of NIKE, Inc. (the "Company") appointed Peter B. Henry to serve as a Director of the Company.

Mr. Henry, 48, is Dean Emeritus of New York University’s Leonard N. Stern School of Business and William R. Berkley Professor of Economics and Finance. Mr. Henry assumed the Deanship in January 2010 and served through December 2017. Prior to joining Stern, he was the Konosuke Matsushita Professor of International Economics at the Stanford University Graduate School of Business. In 2008, he led Barack Obama’s Presidential Transition Team in its review of international lending agencies such as the International Monetary Fund and the World Bank. In June 2009, President Obama appointed Mr. Henry to the President’s Commission on White House Fellowships. Mr. Henry also serves on the Board of Directors of Citigroup, General Electric, the National Bureau of Economic Research, and the Economic Club of New York. He is also a member of the Council on Foreign Relations and the Economic Advisory Panel of the Federal Reserve Bank of New York.

There was no arrangement or understanding pursuant to which Mr. Henry was elected as a director, and there are no related party transactions between the Company and Mr. Henry. Mr. Henry will serve on the Company's Corporate Responsibility, Sustainability & Governance Committee.

Mr. Henry will participate in the Company's standard director compensation program. The program generally in effect for the Company's current fiscal year ending May 31, 2018 is described in "Corporate Governance - Director Fees and Arrangements" in the Company's proxy statement for its 2017 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on July 25, 2017.

Effective February 16, 2018, the Compensation Committee of the Board of Directors awarded Mr. Henry 2,416 shares of the Company's Class B Common Stock. The shares are subject to forfeiture in the event that Mr. Henry's service as a director of the Company terminates prior to the first anniversary of the grant.

The Company issued a press release on February 21, 2018 announcing the appointment of Mr. Henry.  The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished with this Form 8-K:

Exhibit No.	Exhibit
99.1	NIKE, Inc. Press Release dated February 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc. (Registrant)

Date: February 21, 2018	By:	/s/ Andrew Campion
Andrew Campion
Chief Financial Officer